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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of American Physicians Capital, Inc. (the "Company"), for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report of the Company on Form 10-K for the period ended December 31, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2007


/s/ R. Kevin Clinton
-------------------------------------
R. Kevin Clinton
President and Chief Executive Officer


/s/ Frank H. Freund
-------------------------------------
Frank H. Freund
Senior Executive Vice President,
Treasurer and Chief Financial Officer